                                                                   EXHIBIT 10.53


                              EMPLOYMENT AGREEMENT

                                    BETWEEN

                                  MCLEOD, INC.

                                      AND

                                  [EMPLOYEE]





                           DATED AS OF MAY ___, 1996




                   [FORM EXECUTED BY THE OFFICERS EXECUTING
                        A CHANGE-OF-CONTROL AGREEMENT]

                          EMPLOYMENT, CONFIDENTIALITY
                         AND NON-COMPETITION AGREEMENT

         THIS AGREEMENT is entered into as of May ___, 1996 by and between McLeod, Inc., a Delaware corporation (together with its subsidiaries, the "Company"), and [Employee] (the "Employee").

         WHEREAS, the Company employs the Employee as its [Title];

         WHEREAS, the Company believes that because of the Employee's substantial knowledge, skill and experience, and because of the Employee's access to confidential and proprietary information of the Company, the Employee, should his/her employment by the Company be terminated by either party hereto, would be able to take actions that would be competitive with the activities of the Company and/or disclose confidential Company information;

         WHEREAS, the Company wishes to continue the Employee's employment, but is willing to do so only if the Employee will subject himself/herself to the terms of this Agreement, and, in further consideration of the Employee's execution hereof, the Company has granted to the Employee options to purchase [Number] shares of the Class A Common Stock of the Company (effective upon consummation on or before December 31, 1996 of an initial public offering of the Company's Class A Common Stock) at an issue price equal to the initial public offering price per share;

         WHEREAS, the Company has entered into a letter agreement with the Employee regarding certain additional benefits to be provided to the Employee in certain circumstances in the event of a change of control of the Company (the "Change-of-Control" Agreement); and

         WHEREAS, this Agreement supersedes and replaces an Employment and Confidentiality Agreement entered into on [Date] between the Employee and the Company;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.       TERM OF EMPLOYMENT

         The Employee shall be employed by the Company for an indefinite period that may be terminated pursuant to the provisions of this Section 1 (the "Term of Employment"). Either the Employee or the Company may (with or without cause) terminate the Term of Employment by furnishing 30 days' written notice of such termination to the other, and in either such case the Company shall have the right, but not the obligation, to accelerate such termination to any date prior to the expiration of such notice period.

2.       DUTIES

         While employed by the Company, the Employee shall perform such duties as may be designated by and subject to the supervision of the Company's Board of Directors or officers. During such period, the Employee shall devote his/her full attention, time and energies to the business and affairs of the Company, and shall use his/her best efforts to promote the interests and reputation of the Company. The Employee agrees to disclose to the Company's Board of Directors any and all investments or activities that might impact performance of his/her responsibilities pursuant to this Agreement and further agrees not to expand such investments or activities without prior approval of the Company's Board of Directors.

3.       RESTRICTIVE COVENANT

         3.1.    COVENANT

         During the term of his/her employment by the Company and for the two-year period following his/her termination "for cause" (as defined below), resignation, or voluntary termination of his/her employment for any other reason except for the Company's discontinuance of activities (which discontinuance shall render this Section 3 of no further effect), the Employee shall not, directly or indirectly, engage in or become an owner of, render any service to, enter the employment of, or represent or solicit for any business that (a) competes with any activity of the Company conducted at any time during the Term of Employment, or conducted during the six-month period following the termination of the Term of Employment as a result of plans initiated prior to such termination, and (b) is located and/or conducts business within any of the states in which the Company conducted any business during the Term of Employment or during the six-month period following the termination of the Term of Employment as a result of plans initiated prior to such termination. Further, during the restrictive period of this Agreement following any termination of the Term of Employment, the Employee shall not employ or associate with his/her own activities, directly or indirectly, any individual then employed in a management position by the Company.

         3.2.    TERMINATION "FOR CAUSE"

         For purposes of this Section 3 an Employee shall be deemed to have been terminated "for cause" if such termination follows: (a) the Employee's engaging in a criminal act involving the Company, or the conviction of the Employee of a felony; (b) the Employee's engaging in willful misconduct or omission that is injurious to the Company, monetarily or otherwise, or (c) the willful and continued failure by the Employee to substantially perform his/her duties (other than any such failure resulting from the Employee's inability to perform such duties as a result of physical or mental illness or incapacity), after delivery to the Employee of a written demand for substantial performance that specifically identifies the manner in which the Company believes that the Employee has not substantially performed his/her duties and a reasonable opportunity for the Employee to cure such nonperformance.

         3.3.    ENFORCEABILITY OF COVENANT

         The parties expressly agree that the duration and geographical area set forth in this Section 3 are reasonable, that the covenant shall be construed as an agreement independent of any other provision herein, and that the existence of any claim or cause of action of the Employee against the Company, regardless of how arising, shall not constitute a defense to the enforcement by the Company of this Section 3. If any portion of the covenant is held by a court of law to be unenforceable with respect either to its duration or geographical area, for whatever reason, it shall be considered divisible both as to time and geographical area, so that each month of the specified period shall be deemed a separate period of time and each county within a particular state a separate geographical area, resulting in an intended requirement that the longest lesser period of time or largest lesser geographical area found by such court to be a reasonable restriction shall remain an effective restrictive covenant, specifically enforceable against the Employee.

         3.4.    PERMITTED EQUITY OWNERSHIP

         Notwithstanding any statement contained in this Agreement to the contrary, legal or beneficial ownership by the Employee of an equity interest that constitutes less than five percent of the outstanding voting power in a competitive corporation, at least one class of capital stock of which is publicly traded on a national or regional stock exchange or by means of an electronic interdealer quotation system, shall not be deemed to constitute a breach by the Employee of the terms hereof.

4.       CONFIDENTIALITY

         4.1.    DISCLOSURE OF CONFIDENTIAL INFORMATION

       Unless authorized or instructed in writing by the Company, the Employee shall not, during or at any time after the Term of Employment except as required in the conduct of the Company's business, disclose to others, or use, or permit to be disclosed to others or used, any of the Company's inventions, discoveries, works, ideas, information, knowledge or data (whether in oral, written, or machine-readable form) that the Employee may develop or obtain during the course of or in connection with the Employee's employment, including such inventions, discoveries, works, ideas, information, knowledge, or data relating to machines, equipment, products, systems, software, research and/or development, designs, compositions, formulae, processes, manufacturing procedures or business methods, whether or not developed by the Employee, by others in the Company or obtained by the Company from third parties, and irrespective of whether or not such inventions, discoveries, works, ideas, information, knowledge or data have been identified by the Company as secret or confidential, unless and until, and then to the extent and only to the extent that, such inventions, discoveries, works, ideas, information, knowledge or data become available to the public otherwise than by the Employee's act or omission.

         4.2.    DISCLOSURE OF OTHER CONFIDENTIAL INFORMATION

       During the Term of Employment and for a period of two years thereafter the Employee shall not, except as required in the conduct of the Company's business, disclose to others, or use, any of the information relating to present and prospective customers of the Company, business dealings with such customers, prospective marketing, promotion, sales and advertising programs and strategies, and agreements with representatives or prospective representatives of the Company, present or prospective sources of supply or any other business arrangements of the Company, including but not limited to customers, customer lists, costs, prices and earnings, whether or not such information is developed by the Employee, by others in the Company or obtained by the Company from third parties, and irrespective of whether or not such information has been identified by the Company as secret or confidential, unless and until, and then to the extent and only to the extent that, such information becomes available to the public otherwise than by the Employee's act or omission.

         4.3.    DEFINITION

       All inventions, discoveries, works, ideas, information, knowledge, and data described or referred to in Sections 4.1 and 4.2 are referred to herein collectively as "Confidential Information".

         4.4.    EMPLOYEE ACKNOWLEDGEMENT

       The Employee acknowledges (i) that the use, misappropriation or disclosure of the Confidential Information (as defined in Section 4.3) would constitute a breach of trust and cause irreparable injury to the Company, (ii) that all such Confidential Information is the property of the Company, and
(iii) that it is essential to the protection of the Company's good will and to the maintenance of the Company's competitive position that the Confidential Information be kept secret and that the Confidential Information not be disclosed by the Employee to others or used by the Employee to the Employee's own advantage or the advantage of others. The Employee further acknowledges that the Employee's agreement to the provisions of this Section 4 and the enforceability of such provisions against the Employee are an essential element of this Agreement and that, absent such provisions and the enforceability thereof, the Company would not (i) employ or continue the employment of the Employee, nor (ii) permit the Employee access to and use of Confidential Information.

5.       REMEDIES FOR BREACH OF EMPLOYEE'S OBLIGATIONS

       The parties agree that the services of the Employee are of a personal, specific, unique and extraordinary character and cannot be readily replaced by the Company. They further agree that in the course of performing his/her services, the Employee will have access to various types of proprietary information of the Company, that, if released to others or used by the Employee other than for the benefit of the Company, in either case without the Company's consent, could cause the Company to suffer irreparable injury. Therefore, the obligations of the Employee established under this Agreement shall be enforceable both at law and in equity, by injunction, specific performance, damages or other remedy; and the right of the Company to obtain any such remedy shall be cumulative and not alternative and shall not be exhausted by any one or more uses thereof.

6.       MISCELLANEOUS

         6.1.    ADDITIONAL ACTIONS AND DOCUMENTS

              Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents, and will obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

         6.2.    ASSIGNMENT

              The Employee shall not assign his/her rights and obligations under this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the Company, and any such assignment contrary to the terms hereof shall be null and void and of no force and effect.

         6.3.    ENTIRE AGREEMENT; AMENDMENT

              This Agreement and the Change-of-Control Agreement constitute the entire agreement between the parties hereto with respect to the transactions contemplated herein and therein, and supersede all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein and therein; provided, however, that in the event of a conflict between a provision of this Agreement and a provision of the Change-of-Control Agreement, the provision of the Change-of-Control Agreement shall govern. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment, modification, or discharge is sought.

         6.4.    WAIVER

              No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other documents furnished in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

         6.5.    GOVERNING LAW

              This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the choice of law rules thereof).

         6.6.    NOTICES

              All notices, demands, requests, or other communications that may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy or telex, addressed as follows:


                 (i)      If to the Company:

                          McLeod, Inc.
                          221 Third Avenue SE, Suite 500
                          Cedar Rapids, IA 52401
                          ATTENTION:  President

                 (ii)     If to the Employee:

                          [Employee]
                          [Address]


Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication that shall be hand delivered, sent, mailed, telecopied or telexed in the manner described above, or that shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or (with respect to a telecopy or telex) the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

         6.7.    BINDING EFFECT

              Subject to any provisions hereof restricting assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.


              IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first above written.


                               MCLEOD, INC.



                               By:
                                   --------------------------
                                   Name:
                                   Title:





                               THE EMPLOYEE:


                               ---------------------------------

                                                                 EXHIBIT 10.53






                              EMPLOYMENT AGREEMENT

                                    BETWEEN

                                  MCLEOD, INC.

                                      AND

                                   {EMPLOYEE}





                               DATED AS OF May __, 1996

                          EMPLOYMENT, CONFIDENTIALITY
                         AND NON-COMPETITION AGREEMENT

         THIS AGREEMENT is entered into as of May __, 1996 by and between McLeod, Inc., a Delaware corporation (together with its subsidiaries, the "Company"), and {EMPLOYEE} (the "Employee").

         WHEREAS, the Company employs the Employee as its {TITLE};

         WHEREAS, the Company believes that because of the Employee's substantial knowledge, skill and experience, and because of the Employee's access to confidential and proprietary information of the Company, the Employee, should his/her employment by the Company be terminated by either party hereto, would be able to take actions that would be competitive with the activities of the Company and/or disclose confidential Company information;

         WHEREAS, the Company wishes to continue the Employee's employment, but is willing to do so only if the Employee will subject himself/herself to the terms of this Agreement, and, in further consideration of the Employee's execution hereof, the Company has granted to the Employee options to purchase {NUMBER} shares of the Class A Common Stock of the Company (effective upon consummation on or before December 31, 1996 of an initial public offering of the Company's Class A Common Stock) at an exercise price equal to the initial public offering price per share; and

         WHEREAS, this Agreement supersedes and replaces an Employment and Confidentiality Agreement entered into on {DATE} between the Employee and the Company;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:


1.       TERM OF EMPLOYMENT

         The Employee shall be employed by the Company for an indefinite period that may be terminated pursuant to the provisions of this Section 1 (the "Term of Employment"). Either the Employee or the Company may (with or without cause) terminate the Term of Employment by furnishing 30 days' written notice of such termination to the other, and in either such case the Company shall have the right, but not the obligation, to accelerate such termination to any date prior to the expiration of such notice period.

2.       DUTIES

         While employed by the Company, the Employee shall perform such duties as may be designated by and subject to the supervision of the Company's Board of Directors or officers. During such period, the Employee shall devote his/her full attention, time and energies to the business and affairs of the Company, and shall use his/her best efforts to promote the interests and reputation of the Company. The Employee agrees to disclose to the Company's Board of Directors any and all investments or activities that might impact performance of his/her responsibilities pursuant to this Agreement and further agrees not to expand such investments or activities without prior approval of the Company's Board of Directors.

3.       RESTRICTIVE COVENANT

         3.1.    COVENANT

         During the term of his/her employment by the Company and for the one-year period following his/her termination "for cause" (as defined below), resignation, or voluntary termination of his/her employment for any other reason except for the Company's discontinuance of activities (which discontinuance shall render this Section 3 of no further effect), the Employee shall not, directly or indirectly, engage in or become an owner of, render any service to, enter the employment of, or represent or solicit for any business that (a) competes with any activity of the Company conducted at any time during the Term of Employment, or conducted during the six-month period following the termination of the Term of Employment as a result of plans initiated prior to such termination, and (b) is located and/or conducts business within any of the states in which the Company conducted any business during the Term of Employment or during the six-month period following the termination of the Term of Employment as a result of plans initiated prior to such termination. Further, during the restrictive period of this Agreement following any termination of the Term of Employment, the Employee shall not employ or associate with his/her own activities, directly or indirectly, any individual then employed in a management position by the Company.

         3.2.    TERMINATION "FOR CAUSE"

         For purposes of this Section 3 an Employee shall be deemed to have been terminated "for cause" if such termination follows: (a) the Employee's engaging in a criminal act involving the Company, or the conviction of the Employee of a felony; (b) the employee's engaging in willful misconduct or omission that is injurious to the Company, monetarily or otherwise, or (c) the willful and continued failure by the Employee to substantially perform his/her duties (other than any such failure resulting from the Employee's inability to perform such duties as a result of physical or mental illness or incapacity), after delivery to the Employee of a written demand for substantial performance that specifically identifies the manner in which the Company believes that the Employee has not substantially performed his/her duties and a reasonable opportunity for the Employee to cure such nonperformance.

         3.3.    ENFORCEABILITY OF COVENANT

         The parties expressly agree that the duration and geographical area set forth in this Section 3 are reasonable, that the covenant shall be construed as an agreement independent of any other provision herein, and that the existence of any claim or cause of action of the Employee against the Company, regardless of how arising, shall not constitute a defense to the enforcement by the Company of this Section 3. If any portion of the covenant is held by a court of law to be unenforceable with respect either to its duration or geographical area, for whatever reason, it shall be considered divisible both as to time and geographical area, so that each month of the specified period shall be deemed a separate period of time and each county within a particular state a separate geographical area, resulting in an intended requirement that the longest lesser period of time or largest lesser geographical area found by such court to be a reasonable restriction shall remain an effective restrictive covenant, specifically enforceable against the Employee.

         3.4.    PERMITTED EQUITY OWNERSHIP

         Notwithstanding any statement contained in this Agreement to the contrary, legal or beneficial ownership by the Employee of an equity interest that constitutes less than five percent of the outstanding voting power in a competitive corporation, at least one class of capital stock of which is publicly traded on a national or regional stock exchange or by means of an electronic interdealer quotation system, shall not be deemed to constitute a breach by the Employee of the terms hereof.

4.       CONFIDENTIALITY

         4.1.    DISCLOSURE OF CONFIDENTIAL INFORMATION

       Unless authorized or instructed in writing by the Company, the Employee shall not, during or at any time after the Term of Employment except as required in the conduct of the Company's business, disclose to others, or use, or permit to be disclosed to others or used, any of the Company's inventions, discoveries, works, ideas, information, knowledge or data (whether in oral, written, or machine-readable form) that the Employee may develop or obtain during the course of or in connection with the Employee's employment, including such inventions, discoveries, works, ideas, information, knowledge, or data relating to machines, equipment, products, systems, software, research and/or development, designs, compositions, formulae, processes, manufacturing procedures or business methods, whether or not developed by the Employee, by others in the Company or obtained by the Company from third parties, and irrespective of whether or not such inventions, discoveries, works, ideas, information, knowledge or data have been identified by the Company as secret or confidential, unless and until, and then to the extent and only to the extent that, such inventions, discoveries, works, ideas, information, knowledge or data become available to the public otherwise than by the Employee's act or omission.

       4.2.    DISCLOSURE OF OTHER CONFIDENTIAL INFORMATION

       During the Term of Employment and for a period of two years thereafter the Employee shall not, except as required in the conduct of the Company's business, disclose to others, or use, any of the information relating to present and prospective customers of the Company, business dealings with such customers, prospective marketing, promotion, sales and advertising programs and strategies, and agreements with representatives or prospective representatives of the Company, present or prospective sources of supply or any other business arrangements of the Company, including but not limited to customers, customer lists, costs, prices and earnings, whether or not such information is developed by the Employee, by others in the Company or obtained by the Company from third parties, and irrespective of whether or not such information has been identified by the Company as secret or confidential, unless and until, and then to the extent and only to the extent that, such information becomes available to the public otherwise than by the Employee's act or omission.

        4.3.    DEFINITION

       All inventions, discoveries, works, ideas, information, knowledge, and data described or referred to in Sections 4.1 and 4.2 are referred to herein collectively as "Confidential Information".

        4.4.    EMPLOYEE ACKNOWLEDGEMENT

       The Employee acknowledges (i) that the use, misappropriation or disclosure of the Confidential Information (as defined in Section 4.3) would constitute a breach of trust and cause irreparable injury to the Company, (ii) that all such Confidential Information is the property of the Company, and
(iii) that it is essential to the protection of the Company's good will and to the maintenance of the Company's competitive position that the Confidential Information be kept secret and that the Confidential Information not be disclosed by the Employee to others or used by the Employee to the Employee's own advantage or the advantage of others. The Employee further acknowledges that the Employee's agreement to the provisions of this Section 4 and the enforceability of such provisions against the Employee are an essential element of this Agreement and that, absent such provisions and the enforceability thereof, the Company would not (i) employ or continue the employment of the Employee, nor (ii) permit the Employee access to and use of Confidential Information.

5.     REMEDIES FOR BREACH OF EMPLOYEE'S OBLIGATIONS

       The parties agree that the services of the Employee are of a personal, specific, unique and extraordinary character and cannot be readily replaced by the Company. They further agree that in the course of performing his/her services, the Employee will have access to various types of proprietary information of the Company, that, if released to others or used by the Employee other than for the benefit of the Company, in either case without the Company's consent, could cause the Company to suffer irreparable injury. Therefore, the obligations of the Employee established under this Agreement shall be enforceable both at law and in equity, by injunction, specific performance, damages or other remedy; and the right of the Company to obtain any such remedy shall be cumulative and not alternative and shall not be exhausted by any one or more uses thereof.

6.     MISCELLANEOUS

       6.1.    ADDITIONAL ACTIONS AND DOCUMENTS

              Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents, and will obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

       6.2.    ASSIGNMENT

              The Employee shall not assign his/her rights and obligations under this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the Company, and any such assignment contrary to the terms hereof shall be null and void and of no force and effect.

       6.3.    ENTIRE AGREEMENT; AMENDMENT

              This Agreement constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment, modification, or discharge is sought.

       6.4.    WAIVER

              No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other documents furnished in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

         6.5.    GOVERNING LAW

              This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the choice of law rules thereof).

         6.6.    NOTICES

              All notices, demands, requests, or other communications that may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy or telex, addressed as follows:


                 (i)      If to the Company:


                          McLeod, Inc.
                          221 Third Avenue SE, Suite 500
                          Cedar Rapids, IA 52401
                          ATTENTION:  President

                 (ii)     If to the Employee:

                          [EMPLOYEE]
                          [ADDRESS]



Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication that shall be hand delivered, sent, mailed, telecopied or telexed in the manner described above, or that shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or (with respect to a telecopy or telex) the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

         6.7.    BINDING EFFECT

              Subject to any provisions hereof restricting assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.


              IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first above written.


                                  McLEOD, INC.



                                  By:
                                         -------------------------------------
                                         Name:
                                         Title:





                                  THE EMPLOYEE:


                                  --------------------------------------------